Consolidated Statements of Cash Flows - USD ($) $ in Thousands	12 Months Ended
	May 31, 2026	May 31, 2025	May 31, 2024
Cash flows from operating activities:
Net income (loss)	$ 120	$ (2,720)	$ (977)	[1]
Adjustments to reconcile net income or loss to net cash (used in) provided by operating activities
Depreciation of property and equipment	286	284	463
Amortization of right-of-use asset	65	63	62
Allowance for expected credit loss	28	133	246
Reversal of the allowance for expected credit loss	(195)	(148)	(39)
Impairment of property and equipment		226	716
Gain from disposal of property and equipment	(150)	(28)	(7)	[1]
Change in operating assets and liabilities:
Accounts receivable and deposits, prepayments and other receivables	(675)	119	290
Inventories	25	37	43
Accounts payable and accrued liabilities	75	160	159
Amount due to related parties	1	(1,377)	409
Repayment of operating lease liabilities	(43)	(116)	(56)
Income tax payable	96		(309)
Net cash (used in) provided by operating activities	(367)	(3,367)	1,000
Cash flows from investing activities:
Purchase of property and equipment	(95)	(32)	(81)
Proceeds from disposal of property and equipment	187	28	43
Net cash provided by (used in) investing activities	92	(4)	(38)
Cash flows from financing activities:
Repayment of bank borrowings	(239)	(399)	(373)
Repurchases of shares	(227)	(571)
Net proceeds from issuance of shares		6,698
Dividend payments			(666)
Repayment of finance lease liabilities			(42)
Net cash (used in) provided by financing activities	(466)	5,728	(1,081)
Effect of exchange rate change on cash and cash equivalents	(22)	180	(148)
Net change in cash and cash equivalents	(763)	2,537	(267)
BEGINNING OF YEAR	2,727	190	457
END OF YEAR	1,964	2,727	190
SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid for income taxes	90		308
Cash paid for interest	$ 24	$ 34	$ 41

[1]	2024 figures were restated to recognize direct labor and overheads in the cost of revenue